UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:

November 13, 2006

BAIRNCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-8120

 13-3057520

(State or other jurisdiction of        (Commission

(IRS Employer

incorporation or organization)        File Number)

Identification No.)

300 Primera Boulevard, Suite 432, Lake Mary,   FL  32746

(Address of principal executive offices)       (Zip Code)

(407) 875-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

#

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Bairnco Corporation (the “Corporation”) is filing herewith a press release issued on Monday, November 13, 2006, as Exhibit 99 which is incorporated by reference herein.  This press release was issued to report that the Corporation entered into an agreement with Bank of America, N.A. effective November 9, 2006, that established a new five year secured credit facility (the “Credit Facility”) for a maximum loan commitment of $42 million, including a $27 million term loan, a $15 million revolving credit facility and a letter of credit facility. The letter of credit facility may not exceed $13 million. This Credit Facility replaces the previous facility that had been amended on October 11, 2006 and matured on November 10, 2006.

The Corporation is also filing herewith the related Loan and Security Agreement, Exhibits and Schedules dated as of November 9, 2006 as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIRNCO CORPORATION

By:

/s/ Kenneth L. Bayne

Kenneth L. Bayne

Chief Financial Officer

Date:

November 13, 2006

#

EXHIBIT INDEX

Exhibit

Description

99

Press Release

99.1

Loan and Security Agreement, Exhibits and Schedules dated as of November 9, 2006

#